(n)(1)(i)

AMENDED SCHEDULE A

to the

FIFTH AMENDED AND RESTATED MULTIPLE CLASS PLAN

PURSUANT TO RULE 18f-3

for

ING FUNDS TRUST

Funds	Classes of Shares
	A	B	C	I	O	R	IS	W
ING Classic Money Market Fund	Ö	Ö	Ö	N/A	N/A	N/A	N/A	N/A
ING Floating Rate Fund	Ö	N/A	Ö	Ö	N/A	Ö	N/A	Ö
ING GNMA Income Fund[1]	Ö	Ö	Ö	Ö	N/A	N/A	N/A	Ö
ING High Yield Bond Fund[3]	Ö	Ö	Ö	Ö	N/A	N/A	N/A	N/A
ING Institutional Prime Money Market Fund[2]	N/A	N/A	N/A	Ö	N/A	N/A	Ö	N/A
ING Intermediate Bond Fund[1]	Ö	Ö	Ö	Ö	Ö	Ö	N/A	Ö

Date Last Approved: September 10, 2009

Date Last Amended: August 16, 2010 to reflect addition of new Fund.

[1]	ING GNMA Income Fund and ING Intermediate Bond Fund Class W shares effective December 17, 2007.
[2]	ING Institutional Prime Money Market Fund Class redesignated as Institutional Classes; and new Institutional Service Class shares effective December 5, 2007.
[3]	ING High Yield Bond Fund Class I shares effective July 31, 2008.

AMENDED SCHEDULE B

to the

FIFTH AMENDED AND RESTATED MULTIPLE CLASS PLAN

PURSUANT TO RULE 18f-3

for

ING FUNDS TRUST

12b-1 Distribution and Service Fees

Paid Each Year by the Funds

(as a percentage of average net assets)

Funds	A	B	C	I	O	R	IS	W
ING Classic Money Market Fund	0.75	1.00	1.00	N/A	N/A	N/A	N/A	N/A
ING Floating Rate Fund	0.25	N/A	1.00	N/A	N/A	0.50	N/A	N/A
ING GNMA Income Fund[1]	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
ING High Yield Bond Fund[3]	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A
ING Institutional Prime Money Market Fund[2]	N/A	N/A	N/A	N/A	N/A	N/A	0.10	N/A
ING Intermediate Bond Fund[1]	0.25	1.00	1.00	N/A	0.25	0.50	N/A	N/A
ING National Tax-Exempt Bond Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A

Last Approved: September 10, 2009

Date Last Amended: August 16, 2010 to reflect addition of new Fund.

[1]	ING GNMA Income Fund and ING Intermediate Bond Fund Class W shares effective December 17, 2007
[2]	ING Institutional Prime Money Market Fund Class redesignated as Institutional Classes; and new Institutional Service Class shares effective December 5, 2007.
[3]	ING High Yield Bond Fund Class I shares effective July 31, 2008.

2